MARKETABLE EQUITY SECURITIES - Summary of Available-For-Sale Securities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Available-for-sale Securities [Roll Forward]
Balance at start of year	$ 2,187	$ 1,684
Disposals	(2,474)	0
Unrealized gain (loss), net	287	503	$ (2,000)
Total marketable equity securities	$ 0	$ 2,187	$ 1,684